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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88049) of Kennametal Inc. of our report dated June 25, 2004 relating to the financial statements of the Greenfield Industries, Inc. Retirement Income Savings Plan, which appears in this Form 11-K.

                                                /s/ PricewaterhouseCoopers LLP
                                                --------------------------------
                                                PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
June 29, 2004